Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short Term Corporate Bond Fund (the "Fund")

Supplement dated September 29, 2021 to the Fund's Currently Effective

Statement of Additional Information (SAI)

You should read this Supplement in conjunction with the Fund's SAI and retain it for future reference.

Effective September 30, 2021, Danielle Navarro, CFA is added as portfolio manager to the Fund.

The Fund's SAI is revised as follows:

1.The table in the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the following:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts/
	Managers	Investment	Investment	Total Assets
		Companies/Total	Vehicles/ Total
		Assets	Assets
PGIM Fixed
Income	Danielle Navarro,		22/$13,051,572,193	140/$67,981,395,494
PGIM Limited	CFA*	26/$25,082,696,646	1/$264,712,056	8/$3,852,919,695

* Information is as of August 31, 2021

2.The section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is revised by adding the following:

Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other
Financial Interests in the
Funds and Similar Strategies*
PGIM Fixed Income	Danielle Navarro, CFA	None**
PGIM Limited

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include direct investment in the Fund and investment in all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other financial interests" are interests related to awards under a targeted long-term incentive plan, the value of which is subject to increase or decrease based on the performance of the Fund. "Other Investment Accounts" in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts.

The dollar range for Danielle Navarro's investment in the Fund is as follows:  None.

**Information is as of August 31, 2021.

LR1380